EATON VANCE EMERGING MARKETS FUND

Supplement to Prospectus dated May 1, 2007

Kathryn L. Langridge is the portfolio manager of Emerging Markets Portfolio. Ms. Langridge joined Lloyd George Management (Hong Kong) Limited as a Director and Senior Portfolio Manager in September 2007. Previously, she was Head of International Equity Products for INVESCO Perpetual (independent investment management company) (1990-2007).

October 2, 2007                                                                                                                                                                           EMPS

EATON VANCE EMERGING MARKETS FUND Supplement to Statement of Additional Information dated May 1, 2007

The following replaces the first section in "Portfolio Manager" under "Investment Advisory and Administrative Services".

Portfolio Manager. The portfolio manager of the Portfolio is Kathryn L. Langridge. The portfolio manager manages other investment companies and/or investment accounts in addition to the Portfolio. The following table shows, as of September 28, 2007, the number of accounts the portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*
Kathryn L. Langridge
Registered Investment Companies	1	$ 187.7	0	$0
Other Pooled Investment Vehicles	4	$ 576.3	0	$0
Other Accounts	6	$1,016.9	0	$0

*In millions of dollars.

Kathryn L. Langridge does not own any shares of the Fund as of September 28, 2007 nor any shares in all Eaton Vance Funds as of September 28, 2007. Interests in the Portfolio cannot be purchased by a portfolio manager.

October 2, 2007